SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 13, 2001
(Date of Report)
(Date of Earliest Event Reported)

CORIXA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22891 (Commission File No.)	91-1654387 (IRS Employer Identification No.)

1124 Columbia Street, Suite 200, Seattle, WA 98104-2040
(Address of Principal Executive Offices, including Zip Code)

(206) 754-5711
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 10.1
Exhibit 10.2
Exhibit 10.3
Exhibit 99.1

Item 5. Other Events

     On October 29, 2001, Corixa Corporation and Amersham Health announced that they have entered into an agreement whereby Amersham Health will market Bexxar® (tositumomab, iodine I 131 tositumomab) in Europe. Copies of the development agreement, manufacturing agreement and stock purchase agreement are attached to this report as Exhibits 10.1, 10.2 and 10.3, respectively. A copy of the press release related to the announcement is attached to this report as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

10.1*	Development, Commercialization and License Agreement dated as of October 29, 2001 between Corixa Corporation and Amersham PLC

10.2*	Manufacturing and Supply Agreement dated as of October 29, 2001 between Corixa Corporation and Amersham PLC

10.3*	Stock Purchase Agreement dated as of October 29, 2001 between Corixa Corporation and Amersham Health, Inc.

99.1	Corixa Corporation Press Release dated October 29, 2001

*	Confidential treatment requested.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIXA CORPORATION

Date: December 13, 2001	By:	/s/ Steven Gillis, Ph.D.

Steven Gillis, Ph.D. Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1*	Development, Commercialization and License Agreement between Corixa Corporation and Amersham PLC dated October 29, 2001

10.2*	Manufacturing and Supply Agreement between Corixa Corporation and Amersham PLC dated October 29, 2001

10.3*	Stock Purchase Agreement between Corixa Corporation and Amersham Health, Inc. dated October 29, 2001

99.1	Corixa Corporation Press Release dated October 29, 2001

*	Confidential treatment requested.